Credit Risk Management for Investments in Debt Instruments	12 Months Ended
Dec. 31, 2020
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Credit Risk Management for Investments in Debt Instruments
9.	CREDIT RISK MANAGEMENT FOR INVESTMENTS IN DEBT INSTRUMENTS

The Group’s investment in unsecured subordinate corporate bonds is rated the equivalent of investment grade or higher and has low credit risk for impairment assessment.

There was no significant increase in credit risk of such debt instrument since initial recognition leading to changes in interest rates and terms, and there was also no significant change in bond issuer’s operation affecting the ability performing debt obligation. Therefore, no expected credit losses existed. The Group reviews changes in bond yields and other public information periodically and makes an assessment whether there has been a significant increase in lifetime Expected Credit Loss (“ECL”) since initial recognition.